UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2003


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                  98-0359573
     (Commission File Number)          (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code          44 1256 894 000
                                                  ------------------------------


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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On January 9, 2003, Shire Pharmaceuticals Group plc ("Shire") sent a notice to certain of its directors and officers informing them that between the dates of January 24, 2003 and February 28, 2003, inclusive, there shall be a blackout with respect to trading of Shire's equity securities. A copy of this notice is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

99.1 Notice to the Management Employee Directors and Executive Officers of Shire Pharmaceuticals Group plc dated January 9, 2003



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 9, 2003     SHIRE PHARMACEUTICALS GROUP PLC



                              By:    Angus Russell
                                     ------------------------------------------
                                     Name:   Angus Russell
                                     Title:  Group Finance Director


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                                  EXHIBIT INDEX


Number   Description

 99.1 Notice to the Management Employee Directors and Executive Officers of Shire Pharmaceuticals Group plc dated January 9, 2003